SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                   FORM 8-K/A



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 19, 2002
                        (Date of earliest event reported)



                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
               (Exact Name of Registrant as specified in charter)


  Delaware                     000-26749                      11-2581812
(State or other               (Commission                  (I.R.S. Employer
Jurisdiction of               File Number)                 Identification
Incorporation)                                                  Number)


              26 Harbor Park Drive, Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code (516) 627-0007

Item 4.  Changes in Registrant's Certifying Accountant

     On  July  19,  2002,  National  Medical  Health  Card  Systems,  Inc.  (the
"Registrant") dismissed Goldstein Golub Kessler LLP ("GGK") as its principal independent accountant. GGK was engaged by the Registrant for the audit of only one year's financial statements, the fiscal year ended June 30, 2001.

     GGK's report on the Registrant's financial statements for the year ended June 30, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was the report modified as to uncertainty, audit scope or accounting principles.

     The Registrant's decision to change accountants was approved by the Registrant's audit committee and its board of directors.

     During the Registrant's most recent fiscal year and the subsequent interim period through July 19, 2002, there were no disagreements between the Registrant and GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     As of July 19, 2002, the Registrant has engaged Ernst & Young, LLP as its principal independent accountant to audit its financial statements for the fiscal year ended June 30, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

16. Letter dated July 23, 2002 from GGK to the SEC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 29, 2002

                                            NATIONAL MEDICAL HEALTH CARD
                                            SYSTEMS, INC.


                                            By: /s/ James J. Bigl
                                                ------------------------
                                                    James J. Bigl, President
                                                    and Chief Executive Officer

                                    EXHIBITS


Exhibit
Number                     Description of Exhibit


16                         Letter from Goldstein Golub Kessler LLP
                            to SEC dated July 23, 2002

                                                                EXHIBIT 16




                           Goldstein Golub Kessler LLP
                  Certified Public Accountants and Consultants




July 23, 2002



Securities and Exchange Commission
450 5th Street
Washington, D.C. 20549

     We have read Item 4 of Form 8-K dated July 23, 2002 of National Medical Health Card Systems, Inc. and are in agreement with the statements contained therein.


/s/Goldstein Golub Kessler LLP
   GOLDSTEIN GOLUB KESSLER LLP
















          1185 Avenue of the Americas Suite 500 New York, NY 10036-2602
                  Tel 212 372 1800 Fax 212 372 1801 www.ggk.com
                                   -----------